Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Texada Ventures Inc., (the "Company") on Form 10-K for the period ending November 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ted R. Sharp, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Texada Ventures Inc.

        /s/ Ted R. Sharp                                                                 DATE:  February 27, 2009
Ted R. Sharp, Principal Executive Officer, Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Texada Ventures Inc. and will be retained by Texada Ventures Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.